                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 15, 1996

                      Banc One Auto Grantor Trust 1996 - B
                    (Issuer with report to the Certificates)

                            Banc One ABS Corporation
             (Exact name of registrant as specified in its charter)

                                      Ohio
                  (State or other jurisdiction of organization)

                   333-3457                       31-1467431
           (Commission File Number)  (IRS Employer Identification Number)

       c/o Bank One, Arizona, N.A., as Servicer, 201 North Central Avenue,
                     Attn: Tom Lewis, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (602) 221-3704

ITEM 5.         OTHER EVENTS

                On October 15, 1996, the Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates and Class B 6.70% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

                This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Bank One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from September 16, 1996 through October 14, 1996 and for the Collection Period from September 1, 1996 through September 30, 1996.

ITEM 7.         EXHIBITS

                See page 4 for Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANC ONE AUTO GRANTOR TRUST 1996-B

                                By:  Bank One, Arizona, N.A., as Servicer on
                                behalf of the Trust

Date: October 10, 1996          By:   /s/ Tom Lewis
                                Name:  Tom Lewis

                                Title: Vice President

EXHIBIT INDEX

Exhibit           Description                                             Page
-------           -----------                                             ----
99.1              Monthly Statements and Additional Information...........5-13

                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)

                           BANC ONE AUTO TRUST 1996-B

          Interest Period September 16, 1996 through October 14, 1996

         Collection Period September 1, 1996 through September 30, 1996

The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:      Tom Lewis                 Attested:      Heather Smith

                Tom Lewis                                Accounting Specialist
                Vice President                           Bank One, Arizona,
                                                         N.A.

                Bank One, Arizona, N.A.

                             BANC ONE AUTO GRANTOR                       PAGE 1
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                 $305,686,731.00
(B) Total Certificate Balance                                                                $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                           96.00%
    (ii)  Original Class A Principal Balance                                                 $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                     6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                            4.00%
    (ii)  Original Class B Principal Balance                                                  $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                     6.70%
(E) Servicing Fee Rate (per annum)                                                                      1.00%
(F) Weighted Average Coupon (WAC)                                                                      12.15%
(G) Weighted Average Original Maturity (WAOM)                                                          60.12        months
(H) Weighted Average Remaining Maturity (WAM)                                                          45.97        months
(I) Number of Receivables                                                                             31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                      1.50%
    (ii)  Reserve Fund Initial Deposit                                                        $ 4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                    1.00%
          (c) Percent of Remaining Certificate Balance                                                  3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                          8.00%


                             BANC ONE AUTO GRANTOR                       PAGE 2
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                              $263,792,455.96
(B) Total Certificate Balance                                                                             $263,792,455.96
(C) Total Certificate Pool Factor                                                                               0.8629503
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                      $253,240,531.39
    (ii) Class A Certificate Pool Factor                                                                        0.8629503
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                      $ 10,551,924.57
    (ii) Class B Certificate Pool Factor                                                                        0.8629503
(F) Reserve Fund Balance                                                                                     7,856,666.31
(G) Cumulative Net Losses for All Prior Periods                                                                982,477.94
(H) Charge-off Rate for Second Preceding Period                                                                      0.77%
(I) Charge-off Rate for Preceding Period                                                                             1.02%
(J) Delinquency Percentage for Second Preceding Period                                                               0.21%
(K) Delinquency Percentage for Preceding Period                                                                      0.32%
(L) Weighted Average Coupon (WAC)                                                                                  12.140%
(M) Weighted Average Remaining Maturity (WAM)                                                                       43.77     months
(N) Number of Receivables                                                                                          28,933

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                             11,464,170.96
    (ii)  Prepayments in Full                                                                                        0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                             0.00
    (iv)  Other Refunds Related to Principal                                                                         0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                               2,689,038.68
    (ii)  Repurchased Loan Proceeds Related to Interest                                                              0.00
(C) Weighted Average Coupon (WAC)                                                                                   12.13%
(D) Weighted Average Remaining Maturity (WAM)                                                                       43.05     months
(E) Remaining Number of Receivables                                                                                28,154

(F) Delinquent Receivables                                                 Dollar Amount                          # Units
                                                                           -------------                          -------
    (i)   30-59 Days Delinquent                                               3,133,478         1.25%                 328
    (ii)  60-89 Days Delinquent                                                 732,076         0.29%                  71
    (iii) 90 Days or More Delinquent                                            207,525         0.08%                  25



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                              29,294.97
(B) Collection Account Investment Income                                                                             0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                766,593.76
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                                 483,156.67
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                            283,437.09
    (ii)  Liquidation Proceeds Related to Interest                                                                   0.00
    (iii) Recoveries from Prior Month Charge Offs                                                              193,499.74

                             BANC ONE AUTO GRANTOR                       PAGE 3
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996



E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                                     2,689,038.68
(B) Liquidation Proceeds Related to Interest                                                                               0.00
(C) Repurchased Loan Proceeds                                                                                              0.00
(D) Recoveries from Prior Month Charge Offs                                                                          193,499.74
                                                                                                                 --------------
(E) Interest Collections                                                                                           2,882,538.42

Principal Collections:
(F) Principal Payments Received                                                                                  $11,464,170.96
(G) Liquidation Proceeds Related to Principal                                                                        283,437.09
(H) Repurchased Loan Proceeds                                                                                              0.00
                                                                                                                 --------------
(I) Principal Collections                                                                                         11,747,608.05

(J) Total Collections                                                                                            $14,630,146.47


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                                          $   219,827.05
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                    0.00
                                                                                                                 --------------
    (iii) Total Servicing Fee                                                                                   $   219,827.05

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                               $ 1,382,271.23
    (ii)  Class A prior period Interest Carryover Shortfall                                                                0.00
                                                                                                                 --------------
    (iii) Class A Interest Distribution                                                                           1,382,271.23
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                               $    58,914.91
    (ii)  Class B prior period Interest Carryover Shortfall                                                                0.00
                                                                                                                 --------------
    (iii) Class B Interest Distribution                                                                         $    58,914.91

(D) Total Certificate Interest Distribution                                                                      $ 1,441,186.15
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                             $ 1,661,013.19


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                                        $11,747,608.05
(G) Realized Losses                                                                                                  483,156.67
                                                                                                                 --------------
(H) Total Monthly Principal                                                                                      $12,230,764.72

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                               11,741,523.66
    (ii)  Class A prior period Principal Carryover Shortfall                                                               0.00
                                                                                                                 --------------
    (iii)  Class A Principal Distribution                                                                         11,741,523.66
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                  489,241.06
    (ii)  Class B prior period Principal Carryover Shortfall                                                               0.00
                                                                                                                 --------------
    (iii) Class B Principal Distribution                                                                            489,241.06

(K) Total Principal Distribution                                                                                  12,230,764.72

(L) Total Interest and Principal Distribution Amounts                                                             13,891,777.91
       plus Servicing Fee


                             BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                            2,882,538.42
(B) Class B Percentage of Principal Collections                                                                        469,914.38
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                           219,827.05
    (ii)  Servicing Fee paid                                                                                            219,827.05
                                                                                                                      ------------
    (iii) Unpaid Servicing Fee                                                                                               0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                   2,662,711.37
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                              1,382,271.23
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                           1,382,271.23
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                              1,280,440.14
    (iv)   Class A Interest Distribution remaining to be paid                                                                 0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                                0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                                 0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                               0.00
    (viii) Class A Interest Carryover Shortfall                                                                               0.00
    (ix)   Class A Interest Distribution paid                                                                         1,382,271.23

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                                 58,914.91
    (ii)   Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution              58,914.91
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                              1,221,525.23
    (iv)   Class B Interest Distribution remaining to be paid                                                                 0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                               0.00
    (vi)   Class B Interest Carryover Shortfall                                                                               0.00
    (vii)  Class B Interest Distribution paid                                                                            58,914.91

(G) Total Interest Paid                                                                                               1,441,186.15
(H) Total Interest and Servicing Fee Paid                                                                             1,661,013.19
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution
    paid                                                                                                           1,221,525.23

Total Collections available to be distributed:
(J)  Total Principal Collections                                                                                     11,747,608.05
(K)  Excess Interest                                                                                                  1,221,525.23
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                              0.00
(M)  Total Collections available to be distributed as principal                                                      12,969,133.28

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                             11,741,523.66
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                     11,741,523.66
    (iii) Total Collections available after Class A Principal Distribution paid                                       1,227,609.62
    (iv)  Class A Principal Distribution remaining to be paid                                                                 0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class A Principal Carryover Shortfall                                                                               0.00
    (vii) Total Class A Principal Distribution paid                                                                  11,741,523.66

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                                489,241.06
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                        489,241.06
    (iii) Total Collections available after Class B Principal Distribution paid                                         738,368.56
    (iv)  Class B Principal Distribution remaining to be paid                                                                 0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Principal Carryover Shortfall                                                                               0.00
    (vii) Total Class B Principal Distribution paid                                                                     489,241.06

(P)  Total Excess Cash to the Reserve Fund                                                                              738,368.56


                             BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION
----------------------------------------
                                                              Beginning                         End
                                                              of Period                      of Period
                                                            --------------                --------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates             $   263,792,455.96              $ 251,561,691.24
    (ii)  Aggregate Certificate Pool Factor                      0.8629503                     0.8229395
    (iii) Class A Principal Balance                         253,240,531.39                241,499,007.73
    (iv)  Class A Pool Factor                                    0.8629503                     0.8229395
    (v)   Class B Principal Balance                          10,551,924.57                 10,062,683.51
    (vi)  Class B Pool Factor                                    0.8629503                     0.8229396

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                              12.14%                        12.13%
    (ii)  Weighted Average Remaining Maturity (WAM)                  43.77    months               43.05     months
    (iii) Remaining Number of Receivables                           28,933                        28,154
    (iv)  Pool Balance                                   $  263,792,455.96              $ 251,561,691.24



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                       7,856,666.31
(B) Less: Draw to pay Class A Interest Distribution                                                 0.00
(C) Reserve Account Balance after draw                                                      7,856,666.31
(D) Less: Draw to pay Class B Interest Distribution                                                 0.00
(E) Reserve Account Balance after draw                                                      7,856,666.31
(F) Less: Draw to pay Class A Principal Distribution                                                0.00
(G) Reserve Account Balance after draw                                                      7,856,666.31
(H) Less: Draw to pay Class B Principal Distribution                                                0.00
(I) Reserve Account Balance after draw                                                      7,856,666.31
(J) Total excess Collections deposited in the Reserve Fund                                    738,368.56
                                                                                            ------------
(K) Reserve Fund Balance                                                                    8,595,034.87
(L) Specified Reserve Account Balance                                                       8,175,754.97
(M) Reserve Account Release to Seller                                                         419,279.90
                                                                                            ------------
(N) Ending Reserve Account Balance                                                          8,175,754.97
                                                                                            ============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                283,437.09
    (ii)  Liquidation Proceeds Related to Interest                                                                       0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                            193,499.74
(B) Realized Losses for Collection Period                                                                          483,156.67
(C) Charge-off Rate for Collection Period (annualized)                                                                   1.35%
(D) Cumulative Net Losses for all Periods                                                                        1,465,634.61
(E) Delinquent Receivables
                                                              Dollar Amount                        # Units
                                                              -------------                        -------
    (i)   30-59 Days Delinquent                                  3,133,478         1.25%             328
    (ii)  60-89 Days Delinquent                                    732,076         0.29%              71
    (iii) 90 Days or More Delinquent                               207,525         0.08%              25

                             BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                            0.77%
    (ii)  Preceding Collection Period                                                   1.02%
    (iii) Current Collection Period                                                     1.35%
    (iv)  Three Month Average (Avg(i,ii,iii))                                           1.05%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                            0.21%
    (ii)  Preceding Collection Period                                                   0.32%
    (iii) Current Collection Period                                                     0.37%
    (iv)  Three Month Average (Avg(i,ii,iii))                                           0.30%

(C) Loss and Delinquency Trigger Indicator                                Trigger was not hit


                             BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996


L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
(A)  Amount of distribution allocable to principal:                                       Dollars ($)                   Balance
                                                                                         ------------            -------------------
    (i)    Class A Certificates                                                          11,741,523.66                 40.0107806
    (ii)   Class B Certificates                                                             489,241.06                 40.0107806

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal

(B)  Amount of distribution allocable to interest:                                         Dollars ($)                 Balance
                                                                                          -----------            -------------------
    (i)    Class A Certificates                                                           1,382,271.23                 4.7102704
    (ii)   Class B Certificates                                                              58,914.91                 4.8181394

(C)  Pool Balance as of the close of business
     on the last day of the Collection Period                                         $ 251,561,691.24
                                                                                      ----------------

                                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the                                                                    Original Principal
     Servicer with respect to the related Collection Period                                  Dollars ($)              Balance
                                                                                            -----------         ------------------
    (i)     Total Servicing Fee                                                             219,827.05
    (ii)    Class A Percentage of the Servicing Fee                                         211,033.78                  0.7191252
    (ii)    Class B Percentage of the Servicing Fee                                           8,793.27                  0.7191252

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                            Dollars ($)                 Balance
                                                                                            -----------         ------------------
(E)   (i)  Class A Interest Carryover Shortfall                                                   0.00                  0.0000000
      (ii)  Class A Principal Carryover Shortfall                                                 0.00                  0.0000000
      (iii)  Class B Interest Carryover Shortfall                                                 0.00                  0.0000000
      (iv)  Class B Principal Carryover Shortfall                                                 0.00                  0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                 0.00                  0.0000000
        (vi)  Class A Principal Carryover Shortfall                                               0.00                  0.0000000
        (vii)  Class B Interest Carryover Shortfall                                               0.00                  0.0000000
        (viii)  Class B Principal Carryover Shortfall                                             0.00                  0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
       payments allocated to principal                                                                                 Pool Factor
                                                                                                                       ------------
    (i)    Class A Pool Factor                                                                                          0.8229395
    (ii)   Class B Pool Factor                                                                                          0.8229396

(G)  Amount of the aggregate Realized Losses, if any, for such
       Collection Period ($)                                                             $   483,156.67
                                                                                         --------------
(H)  Aggregate principal balance of all Receivables which were more than
     60 days delinquent as of the close of business on the last day of
     the preceding Collection Period                                                         939,601.16

(I)  Amount on deposit in the Reserve Fund on such Distribution Date,
     after giving effect to distributions made on such Distribution Date                 $ 8,175,754.97
                                                                                         --------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                                         Principal Balance
                                                                                                                  -----------------
    (i)    Class A Principal Balance                                                                               241,499,007.73
    (ii)   Class B Principal Balance                                                                                10,062,683.51

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on
     such Distribution Date                                                                    $ 0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the
     Seller or purchased by the Servicer with respect to the
     Related Collection Period ($)                                                             $ 0.00
                                                                                         --------------

                             BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
         COLLECTION PERIOD SEPTEMBER 1, 1996 THROUGH SEPTEMBER 30, 1996
                       DISTRIBUTION DATE OCTOBER 15, 1996




M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                         $ 219,827.05
     (ii)  Servicing Fees retained by the Seller                                   219,827.05
                                                                                 ------------
     (iii) Servicing Fees to be distributed to the Seller on
     the Distribution Date (i-ii)                                                                          0.00
                                                                                                  -------------

(B)  Withdraw from the Collection Account and deposit in the Class
     A Distribution Account:
      (i)   for the Class A Interest Distribution                              $ 1,382,271.23
      (ii)  for the Class A Principal Distribution                              11,741,523.66
                                                                               --------------
      (iii)  Total (i+ii)                                                                        $13,123,794.89
                                                                                                 --------------
(C)  Withdraw from the Collection Account and deposit in the Class
     B Distribution Account:
      (i)   for the Class B Interest Distribution                               $   58,914.91
      (ii)  for the Class B Principal Distribution                                 489,241.06
                                                                                -------------

      (iii)  Total (i+ii)                                                                         $  548,155.97
                                                                                                  -------------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                          $  738,368.56
                                                                                                  -------------
(E)  Withdraw from the Reserve Fund and deposit in the Class A
     Distribution Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
          Principal  Collections                                                                  $        0.00

         (ii)  Amount equal to the excess of the Class A Principal
               Distribution over the portion of Principal Collections
               and Interest Collections  remaining after the distribution of the Class A Interest Distribution and the Class
               B Interest Distribution                                                                     0.00
                                                                                                  -------------
         (iii)  Total                                                                                                  $        0.00
                                                                                                                       -------------
    (F)  Withdraw from the Reserve Fund and deposit in the Class B
         Distribution Account:
         (i)  Amount equal to the excess of the Class B Interest
              Distribution over the portion of Interest Collections
              remaining after the distribution of the Class A
              Interest Distribution                                                               $      0.00
         (ii) Amount equal to the excess of the Class B Principal
              Distribution over the
              portion of Principal Collections and Interest
              Collections remaining
              after the distribution of the Class A Interest
              Distribution, the Class B
              Interest Distribution, and the Class A Principal
              Distribution                                                                        $       0.00
                                                                                                  ------------
         (iii)  Total                                                                                                 $        0.00
                                                                                                                      -------------